Borrowings	12 Months Ended
Dec. 31, 2011
Borrowings [Abstract]
BORROWINGS

NOTE 9 – BORROWINGS

Federal Home Loan Bank borrowings consist of the following at December 31 (dollars in thousands):

	2011	2010
Federal Home Loan Bank fixed rate advances at rates ranging from 1.30% to 2.45% maturing in 2013, 2014 and 2016	$35,000	$—
Federal Home Loan Bank fixed rate advances at rates ranging from .61% to 2.10 maturing in 2011 and 2014	—	15,000
Federal Home Loan Bank variable rate advances at rates ranging from .306% to .309% maturing in 2011	—	20,000
Farmers Home Administration, fixed-rate note payable, maturing August 24, 2024 interest payable at 1%	997	1,069

	$35,997	$36,069

The Federal Home Loan Bank borrowings are collateralized at December 31, 2011 by the following: a collateral agreement on the Corporation’s one to four family residential real estate loans with a book value of approximately $37.416 million; mortgage related and municipal securities with an amortized cost and estimated fair value of $19.793 million and $20.883 million, respectively; and Federal Home Loan Bank stock owned by the Bank totaling $3.060 million. Prepayment of the advances is subject to the provisions and conditions of the credit policy of the Federal Home Loan Bank of Indianapolis in effect as of December 31, 2011.

The U.S.D.A. Rural Development borrowing is collateralized by loans totaling $.160 million originated and held by the Corporation’s wholly owned subsidiary, First Rural Relending and an assignment of a demand deposit account in the amount of $.935 million, and guaranteed by the Corporation.

Maturities and principal payments of borrowings outstanding at December 31, 2011 are as follows (dollars in thousands):

2012	$72
2013	10,073
2014	10,074
2015	74
2016	15,075
Thereafter	629

Total	$35,997